Capital Stock	12 Months Ended
Dec. 31, 2017
Capital Stock [Abstract]
Capital Stock
Capital Stock

A summary of common share activity for the years ended December 31 follows (in shares):

	2017	2016	2015
Common shares outstanding at January 1	139,840,228	139,441,298	139,000,471
Shares repurchased	(6,157,010)	(162,563)	(165,138)
Shares issued upon exercise of employee stock options	299,050	348,640	207,890
Restricted stock issued to employees, net of forfeitures	269,025	187,209	375,575
Shares issued to non-employee directors	24,316	25,644	22,500
Common shares outstanding at December 31	134,275,609	139,840,228	139,441,298

In December 2016, the Company's Board of Directors authorized the repurchase of an aggregate amount of $1 billion of Company common stock through the end of 2019. Share repurchases under the Company's program may be made in the open market or through privately negotiated transactions, and at times and in such amounts as management deems appropriate. The timing and actual number of shares repurchased will depend on a variety of factors including price, corporate and regulatory requirements and other market conditions. As of December 31, 2017, $669 million of the Company’s outstanding common stock may be repurchased under the program.

The Company is not obligated to acquire any shares of its common stock and the share repurchase program may be suspended or terminated at any time at the Company's discretion. Share repurchases are subject to the terms of the Company's debt agreements, market conditions and other factors. The repurchased shares, if any, are expected to be used for the Company's stock-based benefit plans, as required, and to offset dilution resulting from the issuance of shares thereunder.

The Board of Directors has the authority to issue, at any time or from time to time, up to 30 million shares of preferred stock and has authority to fix the designations, number and voting rights, preferences, privileges, limitations, restrictions, conversion rights and other special or relative rights, if any, of any class or series of any class of preferred stock that may be desired, provided the shares of any such class or series of preferred stock shall not be entitled to more than one vote per share when voting as a class with holders of the Company's common stock.

The Company’s ability to pay dividends and repurchase its common stock is limited by certain restrictions in its debt agreements. These restrictions are subject to a number of exceptions, however, allowing the Company to make otherwise restricted payments. The amount of restricted payments permitted to be made, including dividends and repurchases of the Company’s common stock, may be limited to the cumulative excess of $200 plus 50% of adjusted net income plus proceeds from the exercise of employee stock options over the aggregate of restricted payments made since July 2004. Adjustments to net income may include, but are not limited to, items such as asset impairments, gains and losses from asset sales and early extinguishments of debt.